                                                                  EXHIBIT (h)(1)

                    AUCTION RATE CUMULATIVE PREFERRED SHARES


                         VAN KAMPEN SENIOR INCOME TRUST

                             5,600 Shares, Series M
                             5,600 Shares, Series T
                             5,600 Shares, Series W
                             5,600 Shares, Series TH
                             5,600 Shares, Series F

                    LIQUIDATION PREFERENCE $25,000 PER SHARE

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                               February __, 2003

Citigroup Global Markets Inc.
As Representative of the several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

                  The undersigned, Van Kampen Senior Income Trust, a Massachusetts business trust (the "Fund") and Van Kampen Asset Management Inc., a Delaware corporation (the "Adviser"), propose to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom Citigroup Global Markets Inc. (the "Representative") is acting as representative, an aggregate of 5,600 shares of its Series M, 5,600 shares of its Series T, 5,600 shares of its Series W, 5,600 shares of its Series TH, and 5,600 shares of its Series F Auction Rate Cumulative Preferred Shares, par value $.0.01 per share, with a liquidation preference of $25,000 per share (the shares to be sold hereby are referred to herein, collectively, as the "Shares"). The Shares will be authorized by, and subject to the terms and conditions of, the Certificate of Vote (the "Certificate") in substantially the form filed as an exhibit to the registration statement referred to in Section 1 of this Underwriting Agreement (the "Agreement").

                  Unless otherwise stated, the term "you" as used herein means Citigroup Global Markets Inc. individually on its own behalf and on behalf of the other Underwriters. Certain terms used herein are defined in Section 18 hereof.

                  The Fund and the Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

                  The Fund has entered into an Investment Advisory Agreement with the Adviser dated April 22, 1998, an Administration Agreement with the Adviser dated April 22, 1998, a Custodian Contract with State Street Bank and Trust Company dated August 1, 1997, a Registrar Transfer Agency and Service Agreement with State Street Bank and Trust Company dated June 24, 1998, and an Auction Agency Agreement with The Bank of New York dated February [__], 2004 and such agreements are herein referred to as the "Investment Advisory Agreement", the "Administration Agreement", the "Custodian Agreement", the "Transfer Agency Agreement" and the "Auction Agency Agreement", respectively. Collectively, the Investment Advisory Agreement, the Administration Agreement, the Custodian Agreement, the Transfer Agency Agreement and Auction Agency Agreement are herein referred to as the "Fund Agreements"

                  1. Representations and Warranties of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

                  (a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-111002 and 811-08743) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Shares. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus (including the statement of additional information incorporated by reference therein)) or (2) after the Effective Date of such registration statement, a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rules 430A and 497. In the case of clause (2), the Fund has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the 1940 Act and the Rules and Regulations to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus (including the statement of additional information incorporated by reference therein), or such final prospectus (including the statement of additional information incorporated by reference therein), shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

                  (b) Each Preliminary Prospectus and Prospectus complied when filed with the Commission in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations, except that this representation and warranty does not apply to statements in or omissions from the registration statement, the Preliminary Prospectus or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

                  (c) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 497 and on the Closing Date (as defined herein), if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations and the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 497, will not, and on the date of any filing pursuant to Rule 497 and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (d) The Fund has been duly formed and is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification. The Fund has no subsidiaries.

                  (e) The Fund's authorized equity capitalization is as set forth in the Prospectus; the capital shares of the Fund conform in all material respects to the description thereof contained in the Prospectus; all the Fund's outstanding common shares of beneficial interest (the "Common Shares") have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable (except as described in the Prospectus); the Common Shares are duly listed, and admitted and authorized for trading on the New York Stock Exchange (the "NYSE"); the certificates for the Shares, if any, are in valid and sufficient form, the holders of outstanding Common Shares are not entitled to preemptive or other rights to subscribe for the Shares; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

                  (f) The Fund's registration statement on Form 8-A under the Exchange Act has become effective.

                  (g) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all action required by it under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                  (h) There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit thereto, which are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations; and the statements in the Prospectus under the heading "Federal Taxation", "Description of Preferred Shares" and "Description of Capital Structure" fairly summarize the matters therein described.

                  (i) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute the valid and legally binding agreements of the Fund, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (j) The Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations. The Fund is, and at all times through the Closing Date, will be, in compliance in all material respects with the terms and conditions of the Act and the 1940 Act. The Fund has not received any notice from the Commission pursuant to
         Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement. No person is serving or acting as an officer, director or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the Advisers Act Rules and Regulations.

                  (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements, except such as have been made or obtained under the Act and the 1940 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus.

                  (l) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a breach of the declaration of trust or by-laws of the Fund, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, except in any case under clause (ii) or (iii) as should not reasonably be expected to have a material adverse effect on the ability of the Fund to perform its obligations under the Agreement, the Fund Agreements or the offering of the Shares.

                  (m) No holder of any security of the Fund has any right to require registration of the Preferred Shares or any security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

                  (n) The financial statements, together with related schedules and notes, included or incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Fund as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included in the Registration Statement or the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

                  (o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property is pending or, to the best knowledge of the Fund, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business affairs or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (p) The Fund owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (q) The Fund is not (i) in violation of its declaration of trust or by-laws, (ii) in material breach or default in the performance of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) in material violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund.

                  (r) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated,
         (i) there has been no material, adverse change in the condition (financial or other), business affairs, properties, net assets or results of operations of the Fund or business prospects (other than as a result of a change in the financial markets generally) of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business.

                  (s) Except as disclosed in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus, the Fund has not incurred any material liability or material obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Fund, and there has not been any change in its capitalization, or material increase in the short-term debt or long-term debt, of the Fund, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), assets or results of operations of the Fund, whether or not arising in the ordinary course of business (other than as a result of changes in market conditions generally or the market for securities generally).

                  (t) Deloitte & Touche LLP, who have audited the financial statements included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Fund within the meaning of the Act and the Act Rules and Regulations.

                  (u) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

                  (v) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Fund or sale by the Fund of the Shares.

                  (w) The Fund has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business affairs or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business affairs or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (x) Any advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules, were provided to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, for filing. No such sales material, if any, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (y) The Fund's directors and officers/errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (z) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Fund.

                  (aa) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (bb) The Fund has not taken, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Shares, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

                  (cc) Neither the Fund nor, to the knowledge of the Fund, any trustee, officer, agent, employee or affiliate of the Fund is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Fund, and, to the knowledge of the Fund, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                  "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

                  (dd) This Agreement and each of the Fund Agreements complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (ee) Except as disclosed in the Prospectus, no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

                  (ff) The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

                  (gg) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

                  (hh) Except as disclosed in the Registration Statement and the Prospectus, the Fund (i) does not have any material lending or other relationship with any bank or lending affiliate of Citigroup Global Markets Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Shares hereunder to pay any outstanding debt owed to any affiliate of Citigroup Global Markets Holdings Inc.

                  (ii) There is and has been no material failure on the part of the Fund and any of the Fund's trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act"), including Sections 302 and 906 related to certifications.

                  (jj) To the best knowledge of the Fund, the operations of the Fund are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of The Bank Secrecy Act of 1970, as amended (including amendments pursuant to the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001), the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund with respect to the Money Laundering Laws is pending or, to the best knowledge of the Fund, threatened.

                  (kk) Neither the Fund nor, to the knowledge of the Fund, any trustee, officer, agent, employee or affiliate of the Fund is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Fund will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                  Any certificate signed by any officer of the Fund and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Fund, as to matters covered thereby, to each Underwriter.

                  2. Representations and Warranties of the Adviser. The Adviser represents and warrants to each Underwriter as follows:

                  (a) The Adviser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

                  (b) The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements to which it is a party for the Fund as contemplated by the Prospectus.

                  (c) The Adviser has full power and authority to enter into this Agreement, the Fund Agreements to which it is a party, the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement, the Fund Agreements to which it is a party, have been duly and validly authorized by the Adviser; and this Agreement, the Fund Agreements to which it is a party, have been duly executed and delivered by the Adviser and constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (d) The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus and under this Agreement, the Fund Agreements to which it is a party.

                  (e) The description of the Adviser and its business, and the statements attributable to the Adviser, in the Registration Statement and the Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or its property is pending or, to the best knowledge of the Adviser, threatened that (i) would reasonably be expected to have a material adverse effect on the ability of the Adviser to fulfill its obligations hereunder or under the Fund Agreements to which it is a party or (ii) would reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business affairs or properties of the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

                  (g) Since the date as of which information is given in the Prospectus, except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by the Adviser which are material to the Adviser other than those in the ordinary course of its business as described in the Prospectus.

                  (h) The Adviser has such licenses, permits and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus; the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Adviser under any such permit.

                  (i) This Agreement, the Fund Agreements to which the Adviser is a party comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Fund Agreements, by the Adviser which is a party thereto, except such as have been made or obtained under the Act and the 1940 Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus.

                  (k) Neither the execution, delivery or performance of this Agreement or any of the Fund Agreements to which the Adviser is a party, nor the consummation by the Fund or the Adviser of the transactions contemplated hereby or thereby (i) conflicts or will conflict with or constitutes or will constitute a breach of the declaration of trust or by-laws of the Adviser, (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any material agreement, indenture, lease or other instrument to which the Adviser is a party or by which it or any of its properties may be bound or (iii) violates or will violate any material statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which the Adviser is a party or by which the Adviser may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (ii) or (iii) as should not reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its obligations under the Agreement, the Fund Agreements or on the offering of the Shares.

                  (l) Except as stated in this Agreement and in the Prospectus, the Adviser has not taken and nor will it take, directly or indirectly, any action designed to or which should reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of any security of the Fund in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any of its affiliates.

                  (m) In the event that the Fund or the Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representative thereof by means of an Internet web site or similar electronic means, the Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

                  3. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $24,775 per Share, the number of Series M Shares, Series T Shares, Series W Shares, Series T Shares and Series F Shares set forth opposite such Underwriter's name in
Schedule I hereto.

                  4. Delivery and Payment. Delivery to the Underwriters and payment to the Fund for the Shares shall be made at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, or through the facilities of The Depository Trust Company ("DTC") or another mutually agreeable facility at 10:00 AM, New York City time, on February [__], 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Fund or as provided in Section 10 hereof (such date and time of delivery and payment for the Shares being herein called the "Closing Date"). Delivery of a certificate evidencing the Shares shall be delivered to and registered at DTC against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund.

                  5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

                  6. Agreements of the Fund and the Adviser. The Fund and the Adviser, jointly and severally, agree with the several Underwriters as follows:

                  (a) The Fund will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Shares, the Fund will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 497, the Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representative with the Commission pursuant to Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Fund will promptly advise the Representative (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective,
         (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which, in the judgment of the Fund or in the reasonable opinion of counsel for the Underwriters, the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (1) notify the Representative of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request provided that if the amendment or supplement is required as a result of a misstatement or omission in the information provided to the Fund in writing by the Underwriters expressly for use in the Prospectus, the Underwriters shall reimburse the Fund for the action cost of such amendment or supplement.

                  (c) As soon as practicable, the Fund will make generally available to its security holders and to the Representative an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Fund will furnish to the Representative and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request.

                  (e) The Fund will arrange, if necessary, for the qualification of the Shares for sale by the Underwriters and by dealers under the securities and Blue Sky laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

                  (f) The Fund will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any senior securities (as defined in the 1940 Act) or any securities convertible into, or exercisable, or exchangeable for senior securities other than the Preferred Shares or publicly announce an intention to effect any such transaction for a period of 180 days following the Execution Time.

                  (g) The Fund will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and to use its best efforts to cause the Fund's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

                  (h) The Fund and the Adviser will not take, directly or indirectly, any action designed to or that would constitute or that would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Shares.

                  (i) The Fund agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates of the Shares, if any, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification);
         (vi) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings);
         (vii) the transportation and other expenses incurred by the Fund representatives in connection with presentations to prospective purchasers of the Shares; (viii) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund; (ix) fees paid to Rating Agencies; and
         (x) all other costs and expenses incident to the performance by the Fund of its obligations hereunder.

                  (j) The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

                  (k) The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

                  (l) The Fund and the Adviser will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

                  7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase any Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements on the part of the Fund and the Adviser contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 4 hereof; to the accuracy and completeness of all statements of the Fund, the Adviser or any of its officers made in any certificates pursuant to the provisions hereof, to the performance by the Fund or the Adviser of its obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 497, the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with in all material respects.

                  (b) No later than two business days after the Closing Date, the Fund shall have furnished to the Representative a report showing compliance with the asset coverage requirements of the 1940 Act and a Basic Maintenance Report (as defined in the Certificate), in form and substance reasonably satisfactory to the Representative.

                  (c) The Fund shall have requested and caused Skadden, Arps, Slate Meagher & Flom LLP, counsel for the Fund, to have furnished to the Representative their opinion, dated the Closing Date and addressed to the Representative, to the effect that:

                           (i) The Fund has been duly formed and is validly
                  existing as a business trust in good standing under the laws of The Commonwealth of Massachusetts, with full statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction which requires such qualification;

                           (ii) The Fund has the necessary business trust power
                  and authority to execute, deliver and perform all of its obligations under this Agreement and the Fund Agreements. The execution and delivery by the Fund of this Agreement and the Fund Agreements and the consummation by the Fund of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Fund. Each of this Agreement and the Fund Agreements has been duly executed and delivered by the Trust under the applicable laws of The Commonwealth of Massachusetts.

                           (iii) The Investment Advisory Agreement constitutes
                  the valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms under the applicable laws of the State of Delaware. Each of the Transfer Agency Agreement and the Custodian Agreement constitutes the valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms under the applicable laws of The Commonwealth of Massachusetts. The Auction Agency Agreement constitutes the valid and binding obligation of the

                  Fund enforceable against the Fund in accordance with its terms under the applicable laws of the State of New York.

                           (iv) The execution and delivery by the Fund of this
                  Agreement and each of the Fund Agreements and the performance by the Fund of its obligations under this Agreement and each of the Fund Agreements, each in accordance with its terms, do not (i) conflict with the Declaration of Trust or By-Laws of the Fund, (ii) constitute a violation of, or a default under, any material contract of the Fund or (iii) cause the creation of any security interest or lien upon any of the property of the Fund pursuant to any material contract of the Fund.

                           (v) Neither the execution, delivery or performance by
                  the Fund of its obligations under this Agreement or the Fund Agreements nor the compliance by the Fund with the terms and provisions thereof will contravene any provision of applicable law or the 1940 Act or the 1940 Act Rules and Regulations in any material respect.

                           (vi) No governmental approval, which has not been
                  obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution, delivery or performance of this Agreement or any of the Fund Agreements.

                           (vii) To such counsel's knowledge, neither the
                  execution, delivery or performance by the Fund of its obligations under this Agreement or the Fund Agreements nor compliance by the Fund with the terms and provisions thereof will contravene any judgments, orders or decrees of governmental authorities.

                           (viii) The Fund is registered with the Commission
                  pursuant to Section 8 of the 1940 Act as a non-diversified, closed-end management investment company; and the Declaration of Trust and By-Laws comply in all material respects with the 1940 Act and the 1940 Act Rules and Regulations.

                           (ix) The Fund has an authorized capitalization as set
                  forth in the Prospectus; all of the outstanding Common Shares have been duly authorized and validly issued, and are fully paid and non-assessable (except as described in the Prospectus); the Shares have been duly authorized by all necessary action of the Fund and, when issued to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable (except as described in the Prospectus); the form of certificate that may be used to evidence the Shares complies in all material respects with the applicable requirements of the Declaration of Trust, the By-Laws and Massachusetts law, in each case as in effect on the date hereof.

                           (x) No holders of outstanding Common Shares are
                  entitled as such to any preemptive or other rights to subscribe for any Shares under any applicable contract, under the Declaration of Trust or By-Laws or under Massachusetts law.

                           (xi) The statements set forth under the headings
                  "Federal Taxation," "Description of the Shares" and "Description of the Capital Structure" in the Prospectus, insofar as such statements summarize legal matters, agreements or documents, are fair and accurate summaries of such legal matters, agreements or documents in all material respects.

                           (xii) To our knowledge, no legal or governmental
                  proceedings are pending to which the Fund is a party that are required to be described in the Registration Statement or the Prospectus and are not so described therein, and, to our knowledge, no contract or other document of the Fund is required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                           (xiii) The Registration Statement and the Prospectus
                  (in each case, other than the financial statements and other financial and statistical information contained therein or incorporated therein by reference and other than any exhibits, schedules or appendices included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations.

         Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Fund, representatives of the independent public accountants of the Fund and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel has not independently verified and is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as to the extent stated in such opinion), on the basis of the foregoing, that no fact has come to the attention of such counsel which leads them to believe that that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion and statement, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than The Commonwealth of Massachusetts or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

                  (d) You shall have received on the Closing Date an opinion of A Thomas Smith III, counsel for the Adviser, dated the Closing Date and addressed to you, as Representative of the several Underwriters, to the effect that:

                           (i) The Adviser has been duly incorporated and is
                  validly existing in good standing as a corporation under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

                           (ii) The Adviser is duly registered as an investment
                  adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Fund Agreements to which it is a party for the Fund, as contemplated by the Prospectus;

                           (iii) The Adviser has full corporate power and
                  authority to enter into this Agreement and the Fund Agreements to which it is a party; and this Agreement and the Fund Agreements to which it is a party have been duly authorized, executed and delivered by the Adviser and this Agreement and the Fund Agreements to which the Adviser is a party, are each a valid and legally binding agreement of the Adviser, enforceable against the Adviser in accordance with its terms except as rights to indemnity and contribution hereunder and thereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Adviser's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles whether enforcement is considered in a proceeding in equity or at law;

                           (iv) This Agreement and the Fund Agreements to which
                  the Adviser is a party comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations;

                           (v) Neither the execution, delivery or performance of
                  this Agreement or the Fund Agreements to which the Adviser is a party nor the consummation by the Adviser of the transactions contemplated hereby and thereby (A) conflicts or will conflict with, or constitutes or will constitute a breach of or default under, the articles of incorporation or bylaws, or other organizational documents, of the Adviser or (B) conflicts or will conflict with, or constitutes or will constitute a material breach of or material default under any material agreement, indenture, lease or other instrument to which the Adviser is a party, or will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or material assets of the Adviser, nor will any such action result in any material violation of any laws of the State of New York, the Delaware General Corporation Law, the 1940 Act, the Advisers Act or any regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties;

                           (vi) The description of the Adviser and its business
                  in the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

                           (vii) To the best knowledge of such counsel after
                  reasonable inquiry, other than as described or contemplated in the Prospectus, there are no actions, suits or other legal or governmental proceedings pending or threatened against the Adviser or to which the Adviser or any of its property is subject which are required to be described in the Prospectus;

                           (viii) The Adviser owns, possesses or has obtained
                  and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary for it to carry on its business as contemplated in the Prospectus;

                           (ix) No material consent, approval, authorization or
                  order of or registration or filing with any court, regulatory body, administrative or other governmental body, agency or official is required on the part of the Adviser for the performance of this Agreement and the Fund Agreements by the Adviser or for the consummation by the Adviser of the transactions contemplated hereby or thereby; and

                           (x) Such counsel shall also state that it has no
                  reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the description of the Adviser, its businesses and the statements directly attributable to the Adviser as set forth in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the state of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

                  (e) The Representative shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representative, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Fund and the Adviser shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (f) Each of the Fund and the Adviser shall have furnished to the Representative a certificate, signed by the by President or chief executive officer and the principal financial officer or Treasurer of each of the Fund and the Adviser (or such other officers as are acceptable to you), as the case may be, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                           (i) The representations and warranties of the Fund
                  and the Adviser in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund and the Adviser have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) No stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Fund's or the Adviser's knowledge, threatened; and

                           (iii) Since the date of the most recent financial
                  statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Fund or the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (g) The Fund shall have requested and caused Deloitte & Touche LLP to have furnished to the Representative, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance heretofore approved by the Representative.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
         (g) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business affairs or properties of the Fund and the Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (i) The Fund shall have furnished to the Representative, dated the Closing Date, of the president, any managing director, the controller, treasurer or assistant treasurer of the Fund certifying that the asset coverage requirements of the 1940 Act and the Preferred Shares Basic Maintenance Amount (as defined in the Prospectus), have been met as of such date. The certificate shall assume the receipt of the net proceeds from the sale of the Preferred Shares.

                  (j) The Fund shall have delivered to the Representative evidence satisfactory to the Representative that the shares are rated Aaa by Moody's and AAA by Fitch as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading or of any review for potential downgrading, in the rating accorded to the Shares by Moody's and Fitch.

                  (k) Prior to the Closing Date, the Fund and the Adviser shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

                  The documents required to be delivered by this Section 7 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York, 10017, on the Closing Date.

                  8. Reimbursement of Underwriters' Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Fund or the Adviser to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Fund will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

                  9. Indemnification and Contribution. (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several (including reasonable costs of investigation), to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Preliminary Prospectus, any sales material (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund may otherwise have.

                  (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Fund and the Adviser, each of its trustees, each of its officers who signs the Registration Statement, and each person who controls the Fund or the Adviser within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund and the Adviser acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Shares and, under the heading "Underwriting," (i) the list of Underwriters and their respective participation in the sale of the Shares, (ii) the sentences related to concessions and reallowances and (iii) the addresses of the Underwriters in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Adviser and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Fund, the Adviser and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and by the Underwriters on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Adviser and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund and the Adviser (treated jointly for this purpose as one person) shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Adviser within the meaning of either the Act or the Exchange Act, each officer of the Fund and the Adviser who shall have signed the Registration Statement and each director of the Fund and the Adviser shall have the same rights to contribution as the Fund and the Adviser, subject in each case to the applicable terms and conditions of this paragraph (d). The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I (or such numbers of Shares increased as set forth in Section 10 hereof) and not joint.

                  (e) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling the Fund or the Adviser (control to be determined within the meaning of the Act or the Exchange Act), (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund, the Adviser or their shareholders, trustees, directors, managers, members or officers or any person controlling any Underwriter, the Fund or the Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 9.

                  10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters or in such other proportion as you may specify in accordance with the Citigroup Global Markets Inc. Master Agreement Among Underwriters) the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter or the Fund. In the event of a default by any Underwriter as set forth in this
Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Firm Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

                  11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, without liability on the part of the Underwriters to the Fund or the Adviser, by notice given to the Fund or the Adviser prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading in the Fund's Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on either of the exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto).

                  12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Fund and the Adviser or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Fund or the Adviser or any of the officers, trustees, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Shares. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

                  13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New

York, 10013, Attention: General Counsel; or, if sent to the Fund or the Adviser, will be mailed, delivered or telefaxed to Van Kampen Asset Management Inc.and confirmed to it at 1221 Avenue of the Americas, New York, New York, attention of the Legal Department.

                  14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, trustees, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

                  15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                  "1940 Act Rules and Regulations" shall mean the rules and regulations of the Commission under the 1940 Act.

                  "1940 Act Notification" shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Act.

                  "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended

                  "Advisers Act Rules and Regulations" shall mean the rules and regulations adopted by the Commission under the Advisers Act

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Preliminary Prospectus" shall mean any preliminary prospectus (including the statement of additional information incorporated by reference therein) referred to in paragraph 1(a) above and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus and any amendment or supplement thereto (including the statement of additional information incorporated by reference therein) relating to the Shares that is first filed pursuant to Rule 497 after the Execution Time or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus (including the statement of additional information incorporated by reference therein) relating to the Shares included in the Registration Statement at the Effective Date.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Rule 497" refers to Rule 497(c) or 497(h) under the Act, as applicable.

                  "Rules and Regulations" shall mean, collectively, the Act Rules and Regulations and the 1940 Act Rules and Regulations.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Adviser and the several Underwriters.



                                            Very truly yours,

                                            VAN KAMPEN SENIOR INCOME TRUST


                                            By:
                                               ------------------------------
                                                 Name:
                                                 Title:


                                            VAN KAMPEN ASSET MANAGEMENT


                                            By:
                                               ------------------------------
                                                 Name:
                                                 Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

     By:
         ---------------------------------------------
         Name:
         Title:


For itself and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


UNDERWRITERS                                                                 NUMBER OF SHARES TO BE PURCHASED
------------                                            ----------------------------------------------------------------------------
                                                           SERIES M        SERIES T       SERIES W       SERIES TH      SERIES F
                                                        --------------  -------------- --------------  -------------- --------------
Citigroup Global Markets Inc..............

Merrill, Lynch, Pierce, Fenner & Smith
Incorporated..............................

A.G. Edwards & Sons Inc...................

Credit Suisse First Boston LLC............

Lehman Brothers Inc.......................

UBS Securities LLC........................

Wachovia Capital Markets LLC..............

                  Total...................